UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation, on June 15, 2021 (the “Closing Date”), of the Mergers (as defined below) pursuant to that certain Agreement and Plan of Merger, dated June 10, 2020 (the “Initial Merger Agreement”), by and among Grubhub Inc., a Delaware corporation (“Grubhub” or the “Company”), Just Eat Takeaway.com N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of the Netherlands (“Just Eat Takeaway.com”), Checkers Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Just Eat Takeaway.com (“Merger Sub”), and Checkers Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of Just Eat Takeaway.com (“Merger Sub II” and together with Merger Sub, the “Merger Subs”), as amended by that certain First Amendment to the Merger Agreement, by and among Just Eat Takeaway.com, the Merger Subs and the Company, dated September 4, 2020 (the “First Amendment”), and by that certain Second Amendment to the Merger Agreement, by and among Just Eat Takeaway.com, the Merger Subs and the Company, dated March 12, 2021 (the “Second Amendment” and, together with the Initial Merger Agreement and the First Amendment, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on the Closing Date, (i) Merger Sub merged with and into the Company (the “Initial Merger”), with the Company continuing as the surviving company in the Initial Merger (the “Initial Surviving Company”), and (ii) immediately thereafter, the Initial Surviving Company merged with and into Merger Sub II (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub II continuing as the surviving company.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed the Mergers. On and subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Initial Merger (the “First Effective Time”), each issued and outstanding share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) (other than any shares of Company Common Stock owned by the Company and any shares of Company Common Stock owned by Just Eat Takeaway.com, Merger Sub, Merger Sub II or any other direct or indirect wholly owned subsidiary of Just Eat Takeaway.com), was converted into and became one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Initial Surviving Company (the “Initial Surviving Company Stock”). Each such share of Initial Surviving Company Stock was immediately thereafter automatically exchanged for 3.355 American Depositary Shares of Just Eat Takeaway.com (“Just Eat Takeaway.com ADSs”), with each Just Eat Takeaway.com ADS representing one-fifth of an ordinary share in the share capital of Just Eat Takeaway.com with a nominal value of €0.04 per share (“Just Eat Takeaway.com Ordinary Share”).

In connection with the Mergers, each option that represented the right to acquire shares of Company Common Stock and that was outstanding immediately prior to the First Effective Time (the “Options”), whether or not then vested or exercisable, was at the First Effective Time converted into an option (the “Assumed Options”) to purchase Just Eat Takeaway.com ADSs (or, as determined by Just Eat Takeaway.com, Just Eat Takeaway.com Ordinary Shares) with respect to that number of Just Eat Takeaway.com ADSs (or Just Eat Takeaway.com Ordinary Shares), rounded down to the nearest number of whole Just Eat Takeaway.com ADSs (or Just Eat Takeaway.com Ordinary Shares), that is equal to the product of (a) the number of shares of Company Common Stock subject to such Option as of immediately prior to the First Effective Time and (b) (i) in the case of Assumed Options in respect of Just Eat Takeaway.com ADSs, 3.355, and (ii) in the case of Assumed Options in respect of Just Eat Takeaway.com Ordinary Shares, 0.6710. The exercise price per share of each Assumed Option was equal to the exercise price per share of the corresponding Option divided by (A) in the case of Assumed Options in respect of Just Eat Takeaway.com ADSs, 3.355, and (B) in the case of Assumed Options in respect of Just Eat Takeaway.com Ordinary Shares, 0.6710, rounded up to the nearest whole cent. Following the First Effective Time, each Assumed Option are subject to such other terms and conditions as applied to the corresponding Option immediately prior to the First Effective Time.

In addition, each restricted stock unit award with respect to shares of Company Common Stock that was outstanding immediately prior to the First Effective Time (the “Company RSUs”) was, at the First Effective Time, converted into a restricted stock unit (each, an “Assumed RSU”) with respect to a number of Just Eat Takeaway.com ADSs (or, as determined by Just Eat Takeaway.com, Just Eat Takeaway.com Ordinary Shares) equal to the number of shares of Company Common Stock subject to such Company RSU immediately prior to the First Effective Time multiplied by (1) in the case of Assumed RSUs in respect of Just Eat Takeaway.com ADSs, 3.355, and (2) in the case of Assumed RSUs in respect of Just Eat Takeaway.com Ordinary Shares, 0.6710, rounded to the nearest number of whole Just Eat Takeaway.com ADSs (or Just Eat Takeaway.com Ordinary Shares), and otherwise are subject to the same terms and conditions that applied to the corresponding Company RSU immediately prior to the First Effective Time.

The foregoing description of the Merger Agreement, the Mergers and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Initial Merger Agreement, the First Amendment and the Second Amendment, which were filed as Exhibits 2.1 to the Current Reports on Form 8-K filed by the Company with the SEC on June 12, 2020, September 4, 2020 and March 12, 2021, respectively, and are incorporated by reference into this Item 2.01.

The information set forth in the Introductory Note and the disclosure regarding the Mergers and the Merger Agreement under Items 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice or Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Initial Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Initial Merger had been consummated and that, at the First Effective Time, each share of Company Common Stock (other than any shares of Company Common Stock owned by the Company and any shares of Company Common Stock owned by Just Eat Takeaway.com, Merger Sub, Merger Sub II or any other direct or indirect wholly owned subsidiary of Just Eat Takeaway.com) issued and outstanding as of immediately prior to the First Effective Time was converted into and became one validly issued, fully paid and nonassessable share of Initial Surviving Company Stock. Each such share of Initial Surviving Company Stock was immediately thereafter automatically exchanged for 3.355 Just Eat Takeaway.com ADSs, with each Just Eat Takeaway.com ADS representing one-fifth of a Just Eat Takeaway.com Ordinary Share. In addition, the Company requested that the NYSE delist the Company Common Stock, and, as a result, trading of Company Common Stock, which trades under the ticker symbol “GRUB” on the NYSE, was suspended on June 15, 2021. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company Common Stock from the NYSE and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file a Form 15 with the SEC requesting the termination of the registration of Company Common Stock under
Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the First Effective Time, as a result of the Initial Merger, each holder of shares of Company Common Stock issued and outstanding immediately prior to the First Effective Time ceased to have any rights as stockholders of the Company (other than the right (other than with respect to any shares of Company Common Stock owned by the Company, any shares of Company Common Stock owned by Just Eat Takeaway.com, Merger Sub, Merger Sub II or any other direct or indirect wholly owned subsidiary of Just Eat Takeaway.com) to receive shares of Initial Surviving Company Stock, with each such shares to be immediately thereafter automatically exchanged for 3.355 Just Eat Takeaway.com ADSs, with each Just Eat Takeaway.com ADS representing one-fifth of a Just Eat Takeaway.com Ordinary Share).

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Initial Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Just Eat Takeaway.com N.V.

The information set forth in the Introductory Note and under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

At the First Effective Time, pursuant to the terms of the Merger Agreement, David Fisher, Lloyd Frink, David Habiger, Linda Johnson Rice, Katrina Lake, Girish Lakshman, Matthew Maloney, Brian McAndrews and Keith Richman ceased serving as the directors of the Company, and Brett Wissink, the director of Merger Sub, became the director of the Initial Surviving Company.

Officers

At the First Effective Time, pursuant to the terms of the Merger Agreement, all of the officers of the Company became officers of the Initial Surviving Company.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the First Effective Time, pursuant to the terms of the Merger Agreement, the certificate of incorporation of the Initial Surviving Company was amended and restated in its entirety. The certificate of incorporation of Merger Sub, as in effect immediately prior to the First Effective Time, became the certificate of incorporation of the Initial Surviving Company, except that all references to the name of Merger Sub were replaced with the name of the Initial Surviving Company. A copy of such amended and restated certificate of incorporation of the Initial Surviving Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

At the First Effective Time, pursuant to the terms of the Merger Agreement, the bylaws of the Initial Surviving Company were amended and restated in their entirety. The bylaws of Merger Sub, as in effect immediately prior to the First Effective Time, became the bylaws of the Initial Surviving Company, except that all references to the name of Merger Sub were replaced with the name of the Initial Surviving Company. A copy of such amended and restated bylaws of the Initial Surviving Company are attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On June 15, 2021, the Company and Just Eat Takeaway.com issued a joint press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company previously disclosed that it intended to hold its Annual Meeting of Shareholders (the “Annual Meeting”) on June 18, 2021. In consideration of the closing of the Mergers, the Company has determined to cancel the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated June 10, 2020 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 12, 2020).*

2.2	First Amendment to Agreement and Plan of Merger, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated September 4, 2020 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 4, 2020).

2.3	Second Amendment to Agreement and Plan of Merger, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated March 12, 2021 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 12, 2021).

3.1	Amended and Restated Certificate of Incorporation of Grubhub Inc.

3.2	Amended and Restated Bylaws of Grubhub Inc.

99.1	Joint Press Release dated June 15, 2021, issued by Grubhub Inc. and Just Eat Takeaway.com N.V.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Grubhub Inc. hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2021	GRUBHUB INC.

/s/ Adam DeWitt
Adam DeWitt
President and Chief Financial Officer